Exhibit 99.1

Banc of California Reports Record 2016 Earnings

• Full Year Net Income of $115.4 million • Full Year Diluted EPS of $1.94 • Fourth Quarter Diluted EPS of $0.54 • Fourth Quarter and Full Year Results Exceed Guidance

IRVINE, Calif., (January 30, 2017) – Banc of California, Inc. (NYSE: BANC) today reported net income of $33.3 million, and net income available to common stockholders of $28.2 million, for the fourth quarter of 2016, resulting in diluted earnings per share of $0.54 for the quarter and $1.94 for the full year. Net income for the full year was $115.4 million, an increase of 86% compared to 2015. Net income available to common stockholders for 2016 grew to $95.5 million, an increase of 83% compared to FY 2015.

Highlights for the fourth quarter included:

•	The Company’s return on average assets for the quarter was 1.1%, and its return on average tangible common equity for the quarter was 17.3%.

•	Total loan originations for the fourth quarter were $2.3 billion, including $1.0 billion from the commercial banking segment. The Company sold $865 million of leases, seasoned single family residential pools and nonperforming loans during the quarter. As a result, net held for investment loan balances declined by $534 million for the quarter.

•	Full year 2016 total loan originations were $9.5 billion, an increase of 34% from the prior year, and of which $4.3 billion were from the commercial banking segment.

•	Nonperforming assets to total assets declined to just 0.16%, the lowest level in over six years.

The Company’s consolidated assets totaled $11.0 billion at December 31, 2016, a decrease of $186.6 million compared to prior quarter and an increase of $2.8 billion, or 34%, compared to the prior year.

“Our fourth quarter results capped off a strong finish to a successful 2016,” said Hugh Boyle, Interim Chief Executive Officer of Banc of California. “We have invested a great deal of resources into attracting and developing talented, entrepreneurial employees. I would like to thank all of my colleagues for our record 2016 results which are a strong reflection of their hard work and dedication. As we look to 2017 with a fresh perspective, our foundation continues to be our mission and vision as California’s Bank. Our objectives for 2017 are focused on four key pillars: responsible and disciplined growth, strong and stable asset quality, focus and optimization of our business, and strong corporate governance. We are confident that we can continue to execute and deliver strong financial returns for shareholders.”

“For both the quarter and the full year, we exceeded each of our stated financial targets, producing full-year return on assets of 1.1% and full-year return on tangible common equity of 17.0%,” said J. Francisco A. Turner, Interim President and Chief Financial Officer of Banc of California. “During the fourth quarter, we continued to optimize our balance sheet, reduce risk in our portfolio and efficiently redeploy capital to support the business. Looking forward, we see opportunities to continue to grow recurring, spread-based revenue and drive efficiencies and expense management, and demonstrate scalable products and businesses.”

The Company will host a conference call to discuss its fourth quarter financial results at 7:00 a.m. Pacific Time (PT) on Monday, January 30, 2017. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and

18500 Von Karman Ave. ● Suite 1100 ● Irvine, CA 92612 ● (949) 236-5250 ● www.bancofcal.com referencing event code 0379665. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates over 100 offices in California and the West. The Company was recently recognized by Forbes for the second straight year as one of the 100 Best Banks in America for 2017.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:

Banc of California, Inc.	Abernathy MacGregor
Timothy Sedabres, (855) 361-2262	Ian Campbell / Joe Hixson / Kristin Cole, (213) 630-6550
idc@abmac.com / jrh@abmac.com / kec@abmac.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
ASSETS
Cash and cash equivalents	$439,510	$372,603	$271,732	$215,012	$156,124
Time deposits in financial institutions	1,000	1,500	1,500	1,500	1,500
Securities available for sale	2,381,488	1,941,588	1,302,785	1,663,711	833,596
Securities held to maturity	884,234	962,315	962,282	962,262	962,203
Loans held for sale	704,651	846,844	893,782	863,944	668,841
Loans and leases receivable	6,034,752	6,568,791	6,236,115	5,463,068	5,184,394
Allowance for loan and lease losses	(40,444)	(40,233)	(37,483)	(35,845)	(35,533)
Federal Home Loan Bank and other bank stock	67,842	69,190	81,115	61,146	59,069
Servicing rights, net	77,617	63,843	53,650	49,406	50,727
Other real estate owned, net	2,502	275	429	325	1,097
Premises and equipment, net	143,617	133,228	120,755	114,668	111,539
Goodwill	39,244	39,244	39,244	39,244	39,244
Other intangible assets, net	13,617	15,335	16,514	17,836	19,158
Deferred income tax	9,989	408	7,270	7,441	11,341
Income tax receivable	16,009	12,487	5,904	—	604
Bank-owned life insurance investment	102,512	101,909	101,314	100,734	100,171
Other assets	151,713	127,077	100,754	92,520	71,480

Total assets	$11,029,853	$11,216,404	$10,157,662	$9,616,972	$8,235,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,282,629	$1,267,363	$1,093,686	$1,398,728	$1,121,124
Interest-bearing deposits	7,859,521	7,810,956	6,835,270	5,438,873	5,181,961

Total deposits	9,142,150	9,078,319	7,928,956	6,837,601	6,303,085
Advances from Federal Home Loan Bank	490,000	770,000	930,000	1,195,000	930,000
Securities sold under repurchase agreements	—	—	—	257,100	—
Other borrowings	67,922	49,903	—	—	—
Notes payable, net	175,378	176,579	177,743	260,896	261,876
Reserve for loss on repurchased loans	7,974	11,369	10,438	9,781	9,700
Income taxes payable	92	908	—	12,303	1,241
Accrued expenses and other liabilities	166,098	157,902	170,641	176,761	77,248

Total liabilities	10,049,614	10,244,980	9,217,778	8,749,442	7,583,150
Commitments and contingent liabilities
Preferred stock, Series A, non-cumulative perpetual	—	—	—	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual	—	—	—	10,000	10,000
Preferred stock, Series C, 8.00% non-cumulative perpetual	37,943	37,943	37,943	37,943	37,943
Preferred stock, Series D, 7.375% non-cumulative perpetual	110,873	110,873	110,873	110,873	110,873
Preferred stock, Series E, 7.00% non-cumulative perpetual	120,255	120,255	120,255	120,258	—
Common stock	537	536	510	454	395
Common stock, class B non-voting non-convertible	2	2	2	1	1
Additional paid-in capital	614,226	611,069	608,303	509,123	429,790
Retained earnings	134,515	112,751	88,385	73,179	63,534
Treasury stock	(29,070)	(29,070)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	(9,042)	7,065	2,683	2,835	(2,995)

Total stockholders’ equity	980,239	971,424	939,884	867,530	652,405

Total liabilities and stockholders’ equity	$11,029,853	$11,216,404	$10,157,662	$9,616,972	$8,235,555

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Interest and dividend income
Loans, including fees	$75,739	$80,370	$73,743	$67,144	$62,248	$296,996	$241,556
Securities	24,153	19,934	19,393	16,047	11,163	79,527	20,263
Dividends and other interest-earning assets	3,965	1,931	1,504	1,049	788	8,449	4,519

Total interest and dividend income	103,857	102,235	94,640	84,240	74,199	384,972	266,338
Interest expense
Deposits	12,504	11,224	8,385	8,107	6,862	40,220	25,783
Federal Home Loan Bank advances	1,076	1,413	1,966	1,262	890	5,717	2,120
Securities sold under repurchase agreements	221	48	389	160	15	818	18
Notes payable and other interest-bearing liabilities	2,998	2,589	2,863	4,294	4,366	12,744	14,700

Total interest expense	16,799	15,274	13,603	13,823	12,133	59,499	42,621

Net interest income	87,058	86,961	81,037	70,417	62,066	325,473	223,717
Provision for loan and lease losses	589	2,592	1,769	321	1,260	5,271	7,469

Net interest income after provision for loan and lease losses	86,469	84,369	79,268	70,096	60,806	320,202	216,248
Noninterest income
Customer service fees	1,560	1,566	1,173	848	957	5,147	4,057
Loan servicing (loss) income	11,924	2,096	(3,347)	(5,288)	3,663	5,385	2,974
Net gain on sale of securities available for sale	(695)	487	12,824	16,789	1,510	29,405	3,258
Net gain on sale of loans	20,490	11,063	2,147	2,195	15,164	35,895	37,211
Mortgage banking income	39,386	50,159	43,795	33,684	30,334	167,024	144,685
Advisory service fees	—	—	510	997	1,942	1,507	9,868
Loan brokerage income	1,502	1,384	759	874	678	4,519	3,140
Gain on sale of building	—	—	—	—	—	—	9,919
All other income	5,520	7,875	7,743	1,860	2,571	22,998	5,107

Total noninterest income	79,687	74,630	65,604	51,959	56,819	271,880	220,219
Noninterest expense
Salaries and employee benefits	71,680	68,033	61,022	57,183	54,008	257,918	213,114
Occupancy and equipment	12,607	12,728	11,943	11,740	11,200	49,018	41,405
Professional fees	11,586	6,732	6,763	6,212	4,808	31,293	20,193
Data processing	2,964	2,837	2,838	2,194	2,104	10,833	8,184
Loss on investments in alternative energy partnerships, net	13,850	17,660	—	—	—	31,510	—
Amortization of intangible assets	1,028	1,179	1,322	1,322	1,346	4,851	5,836
All other expenses	15,524	15,093	16,187	10,449	13,193	57,253	43,469

Total noninterest expense	129,239	124,262	100,075	89,100	86,659	442,676	332,201

Income before income taxes	36,917	34,737	44,797	32,955	30,966	149,406	104,266
Income tax (benefit) expense	3,653	(1,200)	18,269	13,268	11,928	33,990	42,194

Net income	33,264	35,937	26,528	19,687	19,038	115,416	62,072
Preferred stock dividends	5,113	5,112	5,114	4,575	3,030	19,914	9,823

Net income available to common stockholders	$28,151	$30,825	$21,414	$15,112	$16,008	$95,502	$52,249

Basic earnings per total common share	$0.55	$0.60	$0.44	$0.36	$0.40	$1.97	$1.36
Diluted earnings per total common share	$0.54	$0.59	$0.43	$0.36	$0.39	$1.94	$1.34

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Average balances
Total assets	$11,568,849	$10,860,257	$10,061,237	$8,833,176	$7,590,781	$10,335,705	$6,619,017
Total gross loans and leases	7,209,241	7,245,472	6,663,340	5,995,436	5,531,539	6,780,826	5,300,237
Investment Securities	3,236,253	2,776,304	2,696,524	2,128,882	1,506,626	2,711,112	776,256
Total interest earning assets	11,075,367	10,432,247	9,619,937	8,344,167	7,264,341	9,872,770	6,353,316
Total interest-bearing deposits	7,825,036	7,164,061	5,696,893	5,332,032	4,685,145	6,509,915	4,292,629
Total borrowings	1,190,060	1,297,382	2,067,234	1,309,710	1,141,554	1,464,882	778,182
Total interest bearing liabilities	9,015,096	8,461,443	7,764,127	6,641,742	5,826,699	7,974,797	5,070,811
Total stockholders’ equity	995,908	968,684	898,164	762,923	654,106	906,831	612,393
Profitability and other ratios
Return on average assets (1)	1.14%	1.32%	1.06%	0.90%	1.00%	1.12%	0.94%
Return on average equity (1)	13.29%	14.76%	11.88%	10.38%	11.55%	12.73%	10.14%
Return on average tangible common equity (2)	17.30%	19.51%	15.65%	14.46%	16.57%	16.97%	14.22%
Dividend payout ratio (3)	23.64%	20.00%	27.27%	33.33%	30.00%	24.87%	35.29%
Net interest spread	2.99%	3.18%	3.26%	3.22%	3.22%	3.15%	3.35%
Net interest margin (1)	3.13%	3.32%	3.39%	3.39%	3.39%	3.30%	3.52%
Noninterest income to total revenue (4)	47.79%	46.18%	44.74%	42.46%	47.79%	45.51%	49.61%
Noninterest income to average total assets (1)	2.74%	2.73%	2.62%	2.37%	2.97%	2.63%	3.33%
Noninterest expense to average total assets (1)	4.44%	4.55%	4.00%	4.06%	4.53%	4.28%	5.02%
Efficiency ratio (5)	77.51%	76.90%	68.24%	72.81%	72.89%	74.11%	74.83%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	66.87%	62.38%	68.24%	72.81%	72.89%	67.13%	74.83%
Average held for investment loans and leases to average deposits	69.11%	75.92%	82.88%	79.76%	86.88%	76.26%	83.82%
Average investment securities to average total assets	27.97%	25.56%	26.80%	24.10%	19.85%	26.23%	11.73%
Average stockholders’ equity to average total assets	8.61%	8.92%	8.93%	8.64%	8.62%	8.77%	9.25%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$40,233	$37,483	$35,845	$35,533	$34,774	$35,533	$29,480
Loans and leases charged off	(1,351)	(393)	(772)	(102)	(718)	(2,618)	(1,942)
Recoveries	973	551	641	93	217	2,258	526
Provision for loan and lease losses	589	2,592	1,769	321	1,260	5,271	7,469

Balance at end of period	$40,444	$40,233	$37,483	$35,845	$35,533	$40,444	$35,533

Annualized net loan charge-offs to average total gross loans held for investment	0.02%	-0.01%	0.01%	0.00%	0.04%	0.01%	0.03%
Reserve for loss on repurchased loans
Balance at beginning of period	$11,369	$10,438	$9,781	$9,700	$9,098	$9,700	$8,303
Provision for loan repurchases	(1,881)	1,241	851	379	735	590	4,352
Change in estimates	—	—	—	—	846	—	846
Utilization of reserve for loan repurchases	(1,514)	(310)	(194)	(298)	(979)	(2,316)	(3,801)

Balance at end of period	$7,974	$11,369	$10,438	$9,781	$9,700	$7,974	$9,700

(1)	Ratios are presented on an annualized basis.
(2)	Non-GAAP measure. See Non-GAAP measures section for reconciliation of the calculation.
(3)	Dividends declared per common share divided by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(5)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$30,140	$39,054	$50,494	$36,022	$39,946
90+ days delinquent, excluding PCI loans	14,218	22,827	28,675	27,469	23,338

Total delinquent loans, excluding PCI loans	44,358	61,881	79,169	63,491	63,284

PCI loans, 30 to 89 days delinquent	15,078	39,113	48,255	44,191	40,291
PCI loans, 90+ days delinquent	2,577	6,145	8,952	9,806	6,894

Total delinquent PCI loans	17,655	45,258	57,207	53,997	47,185

Total delinquent loans	$62,013	$107,139	$136,376	$117,488	$110,469

Total delinquent non-PCI loans to total non-PCI loans	0.75%	1.04%	1.44%	1.33%	1.42%
Total delinquent loans to gross loans	1.03%	1.63%	2.19%	2.15%	2.13%
Non-performing loans, excluding PCI loans	$14,942	$35,223	$45,012	$44,216	$45,129
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	2,502	275	429	325	1,097

Non-performing assets	$17,444	$35,498	$45,441	$44,541	$46,226

ALLL to non-performing loans	270.67%	114.22%	83.27%	81.07%	78.74%
Non-performing loans to gross loans	0.25%	0.54%	0.72%	0.81%	0.87%
Non-performing assets to total assets	0.16%	0.32%	0.45%	0.46%	0.56%
Troubled Debt Restructurings (TDRs)
Performing TDRs	$4,827	$11,160	$14,450	$15,128	$7,842
Non-performing TDRs	—	520	2,864	2,545	1,970

Total TDRs	$4,827	$11,680	$17,314	$17,673	$9,812

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$10,168	$22,306	$25,661	$26,565	$30,654
Collectively evaluated for impairment	4,933,381	4,789,155	4,254,975	3,484,995	3,117,528
Acquired loans not impaired at acquisition
Individually evaluated for impairment	2,429	3,397	3,470	3,530	3,629
Collectively evaluated for impairment	924,993	958,135	1,022,696	1,079,711	1,124,874
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	755	6,581	9,717	9,287	—
Collectively evaluated for impairment	21,200	146,850	168,352	175,004	194,978
Acquired with deteriorated credit quality	141,826	642,367	751,244	683,976	712,731

Total loans	$6,034,752	$6,568,791	$6,236,115	$5,463,068	$5,184,394

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$137	$137	$215	$365	$369
Collectively evaluated for impairment	38,394	37,858	34,575	32,202	32,713
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	1,703	1,606	1,458	2,061	2,245
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	106	528	1,131	1,011	—
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	104	104	104	206	206

Total ALLL	$40,444	$40,233	$37,483	$35,845	$35,533

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$17,820	$18,400	$20,136	$20,781	$21,366
Seasoned SFR mortgage loan pools - non-impaired	1,280	9,789	11,304	11,862	12,545
Acquired with deteriorated credit quality	22,454	57,780	76,505	66,573	68,372

Total Discount	$41,554	$85,969	$107,945	$99,216	$102,283

Ratios
To originated loans and leases:
Individually evaluated for impairment	1.35%	0.61%	0.84%	1.37%	1.20%
Collectively evaluated for impairment	0.78%	0.79%	0.81%	0.92%	1.05%
Total ALLL	0.78%	0.79%	0.81%	0.93%	1.05%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	1.09%	0.53%	0.74%	1.21%	1.08%
Collectively evaluated for impairment	0.68%	0.69%	0.68%	0.75%	0.82%
Total ALLL	0.69%	0.69%	0.68%	0.75%	0.83%
Total ALLL and discount (1)	0.99%	1.00%	1.06%	1.21%	1.33%
To total loans and leases:
Individually evaluated for impairment	1.82%	2.06%	3.46%	3.49%	1.08%
Collectively evaluated for impairment	0.68%	0.67%	0.66%	0.72%	0.79%
Total ALLL	0.67%	0.61%	0.60%	0.66%	0.69%
Total ALLL and discount (1)	1.36%	1.92%	2.33%	2.47%	2.66%

(1)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Composition of held for investment loans and leases
Commercial real estate	$729,959	$721,838	$725,107	$713,693	$727,707
Multi-family	1,365,262	1,199,207	1,147,597	1,021,097	904,300
Construction	125,100	99,086	86,852	68,241	55,289
Commercial and industrial	1,522,960	1,531,041	1,306,866	983,961	876,999
SBA	73,840	67,737	65,477	71,640	57,706
Lease financing	379	234,540	228,663	212,836	192,424

Total commercial loans	3,817,500	3,853,449	3,560,562	3,071,468	2,814,425

Single family residential mortgage	2,106,630	2,601,375	2,555,344	2,282,445	2,255,584
Other consumer	110,622	113,967	120,209	109,155	114,385

Total consumer loans	2,217,252	2,715,342	2,675,553	2,391,600	2,369,969

Total gross loans and leases	$6,034,752	$6,568,791	$6,236,115	$5,463,068	$5,184,394

Composition percentage of held for investment loans and leases
Commercial real estate	12.1%	11.0%	11.6%	13.1%	14.0%
Multi-family	22.6%	18.3%	18.4%	18.7%	17.4%
Construction	2.1%	1.5%	1.4%	1.2%	1.1%
Commercial and industrial	25.2%	23.3%	21.0%	18.0%	16.9%
SBA	1.2%	1.0%	1.0%	1.3%	1.1%
Lease financing	0.1%	3.6%	3.7%	3.9%	3.7%

Total commercial loans	63.3%	58.7%	57.1%	56.2%	54.2%

Single family residential mortgage	34.9%	39.6%	41.0%	41.8%	43.6%
Other consumer	1.8%	1.7%	1.9%	2.0%	2.2%

Total consumer loans	36.7%	41.3%	42.9%	43.8%	45.8%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,282,629	$1,267,363	$1,093,686	$1,398,728	$1,121,124
Interest-bearing checking	2,048,839	2,369,332	2,053,656	2,052,507	1,697,055
Money market	2,731,314	2,900,248	2,343,561	1,534,492	1,479,931
Savings	1,118,175	880,712	909,242	844,177	823,618
Certificates of deposit	1,961,193	1,660,664	1,528,811	1,007,697	1,181,357

Total deposits	$9,142,150	$9,078,319	$7,928,956	$6,837,601	$6,303,085

Composition percentage of deposits
Noninterest-bearing checking	14.0%	14.0%	13.8%	20.5%	17.8%
Interest-bearing checking	22.4%	26.1%	25.9%	30.0%	26.8%
Money market	29.9%	31.9%	29.5%	22.4%	23.5%
Savings	12.2%	9.7%	11.5%	12.3%	13.1%
Certificates of deposit	21.5%	18.3%	19.3%	14.8%	18.8%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2016			September 30, 2016			June 30, 2016
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,755,849	$25,577	3.69%	$2,618,879	$24,365	3.70%	$2,428,168	$22,488	3.72%
Seasoned SFR mortgage loan pools	570,006	6,281	4.38%	907,387	11,924	5.23%	878,068	12,404	5.68%
Commercial real estate, multi-family, and construction	2,146,067	23,405	4.34%	2,033,718	23,097	4.52%	1,907,649	21,049	4.44%
Commercial and industrial, SBA, and lease financing	1,628,177	19,228	4.70%	1,576,379	19,734	4.98%	1,343,961	16,642	4.98%
Other consumer	109,142	1,248	4.55%	109,109	1,250	4.56%	105,494	1,160	4.42%

Gross loans and leases	7,209,241	75,739	4.18%	7,245,472	80,370	4.41%	6,663,340	73,743	4.45%
Securities	3,236,253	24,153	2.97%	2,776,304	19,934	2.86%	2,696,524	19,393	2.89%
Other interest-earning assets	629,873	3,965	2.50%	410,471	1,931	1.87%	260,073	1,504	2.33%

Total interest-earning assets	11,075,367	103,857	3.73%	10,432,247	102,235	3.90%	9,619,937	94,640	3.96%
Allowance for loan and lease losses	(39,163)			(38,258)			(37,637)
BOLI and non-interest earning assets	532,645			466,268			478,937

Total assets	$11,568,849			$10,860,257			$10,061,237

Interest-bearing liabilities
Savings	$941,404	$1,917	0.81%	$887,973	$1,704	0.76%	$866,051	$1,603	0.74%
Interest-bearing checking	2,081,105	3,371	0.64%	2,300,128	3,972	0.69%	1,981,702	3,135	0.64%
Money market	2,830,271	3,909	0.55%	2,427,356	3,226	0.53%	1,672,662	1,962	0.47%
Certificates of deposit	1,972,256	3,307	0.67%	1,548,604	2,322	0.60%	1,176,478	1,685	0.58%

Total interest-bearing deposits	7,825,036	12,504	0.64%	7,164,061	11,224	0.62%	5,696,893	8,385	0.59%
FHLB advances	892,120	1,076	0.48%	1,104,663	1,413	0.51%	1,663,791	1,966	0.48%
Securities sold under repurchase agreements	59,761	221	1.47%	12,539	48	1.52%	210,299	389	0.74%
Long-term debt and other interest-bearing liabilities	238,179	2,998	5.01%	180,180	2,589	5.72%	193,144	2,863	5.96%

Total interest-bearing liabilities	9,015,096	16,799	0.74%	8,461,443	15,274	0.72%	7,764,127	13,603	0.70%
Noninterest-bearing deposits	1,286,642			1,178,849			1,205,987
Non-interest-bearing liabilities	271,203			251,281			192,959

Total liabilities	10,572,941			9,891,573			9,163,073
Total stockholders’ equity	995,908			968,684			898,164

Total liabilities and stockholders’ equity	$11,568,849			$10,860,257			$10,061,237

Net interest income/spread		$87,058	2.99%		$86,961	3.18%		$81,037	3.26%

Net interest margin			3.13%			3.32%			3.39%
Ratio of interest-earning assets to interest-bearing liabilities	122.85%			123.29%			123.90%
Total deposits	$9,111,678	$12,504	0.55%	$8,342,910	$11,224	0.54%	$6,902,880	$8,385	0.49%
Total funding (1)	$10,301,738	$16,799	0.65%	$9,640,292	$15,274	0.63%	$8,970,114	$13,603	0.61%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2016			December 31, 2015
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,144,834	$19,808	3.71%	$1,903,331	$17,584	3.67%
Seasoned SFR mortgage loan pools	876,142	12,710	5.83%	858,601	12,098	5.59%
Commercial real estate, multi-family, and construction	1,760,646	19,816	4.53%	1,638,329	19,006	4.60%
Commercial and industrial, SBA, and lease financing	1,105,971	13,665	4.97%	1,020,306	12,754	4.96%
Other consumer	107,843	1,145	4.27%	110,972	806	2.88%

Gross loans and leases	5,995,436	67,144	4.50%	5,531,539	62,248	4.46%
Securities	2,128,882	16,047	3.03%	1,506,626	11,163	2.94%
Other interest-earning assets	219,849	1,049	1.92%	226,176	788	1.38%

Total interest-earning assets	8,344,167	84,240	4.06%	7,264,341	74,199	4.05%
Allowance for loan and lease losses	(35,575)			(35,894)
BOLI and non-interest earning assets	524,584			362,334

Total assets	$8,833,176			$7,590,781

Interest-bearing liabilities
Savings	$834,965	$1,572	0.76%	$805,445	$1,538	0.76%
Interest-bearing checking	1,900,834	3,244	0.69%	1,475,461	2,663	0.72%
Money market	1,437,332	1,679	0.47%	1,343,683	1,267	0.37%
Certificates of deposit	1,158,901	1,612	0.56%	1,060,556	1,394	0.52%

Total interest-bearing deposits	5,332,032	8,107	0.61%	4,685,145	6,862	0.58%
FHLB advances	955,659	1,262	0.53%	869,457	890	0.41%
Securities sold under repurchase agreements	90,395	160	0.71%	7,010	15	0.85%
Long-term debt and other interest-bearing liabilities	263,656	4,294	6.55%	265,087	4,366	6.53%

Total interest-bearing liabilities	6,641,742	13,823	0.84%	5,826,699	12,133	0.83%
Noninterest-bearing deposits	1,230,991			1,037,966
Non-interest-bearing liabilities	197,520			72,010

Total liabilities	8,070,253			6,936,675
Total stockholders’ equity	762,923			654,106

Total liabilities and stockholders’ equity	$8,833,176			$7,590,781

Net interest income/spread		$70,417	3.22%		$62,066	3.22%

Net interest margin			3.39%			3.39%
Ratio of interest-earning assets to interest-bearing liabilities	125.63%			124.67%
Total deposits	$6,563,023	$8,107	0.50%	$5,723,111	$6,862	0.48%
Total funding (1)	$7,872,733	$13,823	0.71%	$6,864,665	$12,133	0.70%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Year Ended
	December 31, 2016			December 31, 2015
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,488,028	$92,239	3.71%	$1,924,593	$72,167	3.75%
Seasoned SFR mortgage loan pools	807,522	43,318	5.36%	683,612	42,102	6.16%
Commercial real estate, multi-family, and construction	1,962,719	87,367	4.45%	1,751,851	80,708	4.61%
Commercial and industrial, SBA, and lease financing	1,414,653	69,268	4.90%	802,821	40,989	5.11%
Other consumer	107,904	4,804	4.45%	137,360	5,590	4.07%

Gross loans and leases	6,780,826	296,996	4.38%	5,300,237	241,556	4.56%
Securities	2,711,112	79,527	2.93%	776,256	20,263	2.61%
Other interest-earning assets	380,832	8,449	2.22%	276,823	4,519	1.63%

Total interest-earning assets	9,872,770	384,972	3.90%	6,353,316	266,338	4.19%
Allowance for loan and lease losses	(37,664)			(32,467)
BOLI and non-interest earning assets	500,599			298,168

Total assets	$10,335,705			$6,619,017

Interest-bearing liabilities
Savings	$882,774	$6,795	0.77%	$862,160	$6,467	0.75%
Interest-bearing checking	2,066,623	13,723	0.66%	1,204,560	8,973	0.74%
Money market	2,094,839	10,776	0.51%	1,219,416	4,590	0.38%
Certificates of deposit	1,465,679	8,926	0.61%	1,006,493	5,753	0.57%

Total interest-bearing deposits	6,509,915	40,220	0.62%	4,292,629	25,783	0.60%
FHLB advances	1,153,208	5,717	0.50%	553,162	2,120	0.38%
Securities sold under repurchase agreements	92,937	818	0.88%	2,443	18	0.74%
Long-term debt and other interest-bearing liabilities	218,737	12,744	5.83%	222,577	14,700	6.60%

Total interest-bearing liabilities	7,974,797	59,499	0.75%	5,070,811	42,621	0.84%
Noninterest-bearing deposits	1,225,656			875,227
Non-interest-bearing liabilities	228,421			60,586

Total liabilities	9,428,874			6,006,624
Total stockholders’ equity	906,831			612,393

Total liabilities and stockholders’ equity	$10,335,705			$6,619,017

Net interest income/spread		$325,473	3.15%		$223,717	3.35%

Net interest margin			3.30%			3.52%
Ratio of interest-earning assets to interest-bearing liabilities	123.80%			125.29%
Total deposits	$7,735,571	$40,220	0.52%	$5,167,856	$25,783	0.50%
Total funding (1)	$9,200,453	$59,499	0.65%	$5,946,038	$42,621	0.72%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	13.70%	12.79%	13.45%	13.59%	11.18%
Tier 1 risk-based capital ratio	13.22%	12.54%	13.14%	13.17%	10.71%
Common equity tier 1 capital ratio	9.44%	8.85%	9.16%	8.14%	7.36%
Tier 1 leverage ratio	8.17%	8.47%	8.87%	9.27%	8.07%
Banc of California, NA
Total risk-based capital ratio	14.73%	14.38%	14.96%	14.03%	13.45%
Tier 1 risk-based capital ratio	14.12%	13.83%	14.38%	13.42%	12.79%
Common equity tier 1 capital ratio	14.12%	13.83%	14.38%	13.42%	12.79%
Tier 1 leverage ratio	8.71%	9.31%	9.70%	9.44%	9.64%

Banc of California, Inc.

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible equity to tangible assets, tangible common equity to tangible assets ratios, return on average tangible common equity, and adjusted efficiency ratio are supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity and tangible common equity is calculated by subtracting preferred stock from tangible equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pretax return, which includes the loss on investments in alternative energy partnerships, from investments in alternative energy partnerships to noninterest income. Management believes the presentation of these financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Tangible common equity to tangible assets ratio
Total assets	$11,029,853	$11,216,404	$10,157,662	$9,616,972	$8,235,555
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(13,617)	(15,335)	(16,514)	(17,836)	(19,158)

Tangible assets	$10,976,992	$11,161,825	$10,101,904	$9,559,892	$8,177,153

Total stockholders’ equity	$980,239	$971,424	$939,884	$867,530	$652,405
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(13,617)	(15,335)	(16,514)	(17,836)	(19,158)

Tangible equity	927,378	916,845	884,126	810,450	594,003
Less preferred stock	(269,071)	(269,071)	(269,071)	(311,008)	(190,750)

Tangible common equity	$658,307	$647,774	$615,055	$499,442	$403,253

Total stockholders’ equity to total assets	8.89%	8.66%	9.25%	9.02%	7.92%
Tangible equity to tangible assets	8.45%	8.21%	8.75%	8.48%	7.26%
Tangible common equity to tangible assets	6.00%	5.80%	6.09%	5.22%	4.93%
Common stock outstanding	49,695,299	49,531,321	49,478,348	43,907,587	38,002,267
Class B non-voting non-convertible common stock outstanding	201,922	201,922	161,841	91,066	37,355

Total common stock outstanding	49,897,221	49,733,243	49,640,189	43,998,653	38,039,622

Minimum number of shares issuable under purchase contracts (1)	188,742	188,742	218,928	253,155	601,299

Total common stock outstanding and shares issuable under purchase contracts	50,085,963	49,921,985	49,859,117	44,251,808	38,640,921

(1) Purchase contracts relating to the tangible equity units
Tangible common equity per common stock	$13.19	$13.02	$12.39	$11.35	$10.60
Book value per common stock	$14.25	$14.12	$13.51	$12.65	$12.14
Tangible common equity per common stock and shares issuable under purchase contracts	$13.14	$12.98	$12.34	$11.29	$10.44
Book value per common stock and shares issuable under purchase contracts	$14.20	$14.07	$13.45	$12.58	$11.95

Banc of California, Inc.

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Return on tangible common equity
Average total stockholders’ equity	$995,908	$968,684	$898,164	$762,923	$654,106	$906,831	$612,393
Less average preferred stock	(269,071)	(269,071)	(269,073)	(260,959)	(190,750)	(267,054)	(161,288)
Less average goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)	(33,541)
Less average other intangible assets	(14,704)	(16,039)	(17,299)	(18,601)	(19,877)	(16,654)	(22,222)

Average tangible common equity	$672,889	$644,330	$572,548	$444,119	$404,235	$583,879	$395,342

Net income	$33,264	$35,937	$26,528	$19,687	$19,038	$115,416	$62,072
Less preferred stock dividends	(5,113)	(5,112)	(5,114)	(4,575)	(3,030)	(19,914)	(9,823)
Add amortization of intangible assets	1,028	1,179	1,322	1,322	1,346	4,851	5,836
Add impairment on intangible assets	690	—	—	—	—	690	258
Less tax effect on amortization and impairment of intangible assets (1)	(601)	(413)	(463)	(463)	(471)	(1,939)	(2,133)

Net income available to common stockholders	$29,268	$31,591	$22,273	$15,971	$16,883	$99,104	$56,210

Return on average equity	13.29%	14.76%	11.88%	10.38%	11.55%	12.73%	10.14%
Return on average tangible common equity	17.30%	19.51%	15.65%	14.46%	16.57%	16.97%	14.22%

(1) Utilized a 35% effective tax rate
	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$129,239	$124,262	$100,075	$89,100	$86,659	$442,676	$332,201
Loss on investments in alternative energy partnerships, net	(13,850)	(17,660)	—	—	—	(31,510)	—

Adjusted noninterest expense	$115,389	$106,602	$100,075	$89,100	$86,659	$411,166	$332,201

Net interest income	$87,058	$86,961	$81,037	$70,417	$62,066	$325,473	$223,717
Noninterest income	79,687	74,630	65,604	51,959	56,819	271,880	220,219

Total revenue	166,745	161,591	146,641	122,376	118,885	597,353	443,936
Tax credit from investments in alternative energy partnerships	14,048	19,357	—	—	—	33,405	—
Deferred tax expense on investments in alternative energy partnerships	(2,459)	(3,387)	—	—	—	(5,846)	—
Tax effect on tax credit and deferred tax expense	8,078	11,002	—	—	—	19,080	—
Loss on investments in alternative energy partnerships, net	(13,850)	(17,660)	—	—	—	(31,510)	—

Total pre-tax adjustments for investments in alternative energy partnerships	5,817	9,312	—	—	—	15,129	—

Total adjusted revenue	$172,562	$170,903	$146,641	$122,376	$118,885	$612,482	$443,936

Efficiency ratio	77.51%	76.90%	68.24%	72.81%	72.89%	74.11%	74.83%
Adjusted efficiency ratio for excluding the effect of investments in alternative energy partnerships	66.87%	62.38%	68.24%	72.81%	72.89%	67.13%	74.83%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	41.10%	40.79%	—	—	—	40.91%	—